UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

TECHNOLOGY SOLUTIONS COMPANY

(Exact name of Registrant as specified in its charter)

Incorporated in the State of Delaware
Commission File Number 0—19433
Employer Identification No. 36-3584201

205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 5, 2004, Technology Solutions Company (“TSC”) announced that it had entered into an asset purchase agreement pursuant to which it has acquired the business of Proceed North America LLC (“Proceed”).

A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

TSC paid Proceed $500,000 in cash upon closing of the acquisition and will make additional cash payments of $250,000 each in January and April 2005. In addition, TSC agreed to make three additional cash payments to Proceed of up to $500,000 each (for a maximum contingent payment total of $1,500,000) payable in February 2006, 2007 and 2008, respectively, contingent on certain conditions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report:

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Technology Solutions Company dated October 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY
Date: October 7, 2004	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Technology Solutions Company dated October 5, 2004.